Exhibit 10.1

LEASE CONTRACT

LEASE CONTRACT GOTTEN INTO BY, AS THE FIRST PARTY, MARTHA ALVAREZ ECHEVERRIA, HEREINAFTER REFERRED TO AS “THE OWNER”, AND AS THE SECOND PARTY, THE COMPANY NAMED “AMERICAN INTERNATIONAL VENTURES, INC.”,  HEREINAFTER REFERRED TO AS “THE LEASEHOLDER” WITH THE UNDERSTANDING THAT BOTH PARTIES WILL BE REFERRED TO INDISTINCTLY IN THIS CONTRACT AS “THE PARTIES”.

S T A T E M E N T S

A).- “THE OWNER” states:

I.- She is a Mexican national, of legal age, with full capacity to have and exercise rights and legally able to enter into this Contract.

II.- She is the owner of the properties which are the subject matter of this Lease Contract, same properties that are identified as Section B of Parcel 29 Z-C  P-1  of the “18 de Marzo” Ejido and the plot which is occupied by the house with no number at the Lazaro Cardenas Street at the township of Ojos Negros, both properties located at the Municipal District of Real del Castillo, Baja California.

III.- That on Section B, of Parcel 29 Z-C  P-1 of the “18 de Marzo” Ejido there is a windmill; that it is partially barbed wire fenced; its surface area is of 10-00-00.00 hectares, same that are identified by the topographic survey herein attached, which is an integral part of this contract.

IV.- The house built on the plot which has no number assigned located on Lazaro Cardenas Street at the township of Ojos Negros in the Municipal District of Real del Castillo in this municipality is a 4-room  house built of concrete, with household furnishings.

V.- “THE LEASEHOLDER” is in possession of Section B of Parcel 29 Z-C  P-1  of the “18 de Marzo” Ejido since November 15th of 2012; furthermore, starting on October 15, 2012, “THE LEASEHOLDER” is also in possession of the house with no number assigned located at the Lazaro Cardenas Street in the Township of Ojos Negros in the Municipal District of Real del Castillo.

VI.- “THE OWNER” is aware of said properties being occupied by “THE LEASEHOLDER” for purposes related to the company purpose: The mining industry.

B).-  “THE LEASEHODER” states:

VII.- “THE LEASEHOLDER” states it is a trading company legally organized which is herein represented by _________________________ who has full authority to have the company entered into this contract.

VIII.-  “THE LEASEHOLDER” company purpose is to be engaged into the exploration, exploitation, use and benefit, industrialization, marketing, exportation, and generally, to carrying out all kind of legal actions related to the mining activity.

C).- Joint statements made by “THE PARTIES”:

IX.- “THE PARTIES” state that they acknowledge each other’s capacity as claim for this action and their will to enter into this contract.

X.-  The properties hereunder are in good and acceptable conditions of use and development.

XI.- “THE PARTIES” state they are aware of the consequences of this Lease Contract, reason for which they sign it under the following:

C L A U S E S:

FIRST: Subject matter of this contract.- The properties known as Section B, of Parcel 29 Z-C  P-1  in the “18 de Marzo” Ejido of a surface area of 10-00-00.00 hectares and the plot that is occupied by the house with no number located at the Lazaro Cardenas Street in the Township of Ojos Negros in the Municipal District of Real del Castillo, with everything that in fact and rightfully remains in both properties.

SECOND: Lease Price.- The monthly lease price to be paid by “THE LEASEHOLDER” for each property is the amount of $300.00 USD (Three hundred US dollars).

THIRD: Payment date.- Rental payments shall be made every 15th day of each month.

FOURTH: Form of payment.- The rental price shall be paid to “THE OWNER” or anyone designated by, or representing “THE OWNER” in cash, check, wire transfer or in any other way of payment of rental obligations.

FIFTH: Place of payment.- The monthly rental payment shall be made at the properties hereunder.

SIXTH: Lease term.- The term for this contract is of five years  starting on the 15th of November of 2012 for the Property Section B, of Parcel 29 Z-C  P-1  of the “18 de Marzo” Ejido and the 15th of October of 2012 for the house with no number located at the Lazaro Cardenas Street in the Township of Ojos Negros. It is agreed between the parties that this contract is extendable, and it will suffice for this purpose to deliver a written notice addressed to “THE OWNER” with 10 days in advance.

SEVENTH: Care of the properties.- “THE LEASEHOLDER” is bound to keep the leased properties in the current condition of care said properties are now, therefore both properties will be returned to “THE OWNER” in the same condition excepting the normal ware and tier caused by the regular use of the same; otherwise, “THE LEASEHOLDER” shall pay for  any repairs needed.

EIGHT: ASSIGNMENT OF RIGHTS.- “THE LEASEHOLDER” may assign the lease rights hereunder either as a whole or in part and to use said rights in partnership with third parties when this contributes to carry out the purpose of the company.

NINTH: Use of the properties leased hereunder.- “THE LEASEHOLDER” will use the properties leased hereunder solely for the mining operations allowed by the company purpose.

TENTH: Property improvements.- For the purpose of carrying out the mining business intended by “THE LEASEHOLDER”, Leaseholder may change the leased properties and carry out improvements, either required, useful or for decoration as deemed convenient.

ELEVENTH: No withholding of rental payments.- “LEASEHOLDER” may not withhold for any reason whatsoever any rental payments, unless “THE OWNER” disturbs or prevents the possession of the leased properties hereunder.

TWELFTH: “LEASEHOLDER” damage responsibilities.- “THE LEASEHOLDER” agrees in that it will be responsible for any damages caused to the leased properties; said damages will be fixed by “THE LEASEHOLDER”.

THIRTEENTH: Obligations by “THE OWNER”.- “THE OWNER”  will be responsible of the following obligations:

1st.- Not to obstruct the use, in any way whatsoever, of the properties hereunder.

2nd.- Secure the use and pacific enjoyment of the properties hereunder and,

3rd.- Be responsible for any damages incurred by “THE LEASEHOLDER” due to hidden defects on the leased properties.

FOURTEENTH: Obligations of “THE LEASEHOLDER”.- “THE LEASEHOLDER” shall be responsible of the following:

1st.- Make rental payments as and in the time agreed.

2nd.- Be responsible for the damages caused to the properties due to the Leaseholder’s  negligence, its employees and other third parties; and,

3rd.- To use the properties hereunder solely for the use agreed.

FIFTEENTH: Contract termination.- This contract may be terminated by:

        1st.- The completion of the term agreed in this contract, when no request to extend the same is presented.

        2nd.- By expressed early cancellation agreement reached between “THE PARTIES”.

        3rd.- For the breach of contract by any of “THE PARTIES” of any of the clauses contained by the same.

       4th.- Due to the total loss or destruction of the leased properties.

SIXTEENTH: Jurisdiction.- For the interpretation and enforcement of this contract, “THE PARTIES” agree to be subject to the civil courts of this city.

SEVENTEENTH: Addresses.- For any legal notices or otherwise as required and arose from this contract,  “THE PARTIES” provide the following addresses:

“THE OWNER”: Juarez Ave. No. 2555, Ampliación Hidalgo District in this city.

“THE LEASEHOLDER”: Del Rosario Street Number 363, Fraccionamiento Costa Azul in this city.

Read as it was this contract by “THE PARTIES” and aware of the contents and legal extent of the same, they sign it in the City of Ensenada, Baja California, on the 23rd day of the month of December of the year 2012 (two thousand twelve)

“THE OWNER”

  /s/Martha Alvarez Echeverria

MARTHA ALVAREZ ECHEVERRIA

“THE LEASEHOLDER”

_/s/ Jack Wagenti__

AMERICAN INTERNATIONAL VENTURES, INC”

By its legal agent

__________________________

WITNESS       WITNESS

____________________               ____________________

POLIGONO REGISTRADO EN REGISTRO PUBLICO DE LA PROPIEDAD Y COMERCIO
POLIGONO SEGUN PLANO REGISTRADO EN PRODURADURIA AGRARIA
N
POLIGONO SEGUN PLANO REGISTRADO EN PRODURADURIA AGRARIA
PARCELA 28
20
AREA DE ASENTAMIENTOS HUMANOS
21
22
23
34
FRACCION A PARCELA 29
33
32
31
29
28
30
FRACCION B PARCELA 29
27
24
FRACCION B PARCELA 29
FRACCION B PARCELA 29
26

MACROLOCALIZACION

PARCELA 28
AREA DE ASENTAMIENTOS HUMANOS
AREA DE USO COMUN ZONA 1
PARCELA 25
EL HEROES DE BAJA CALIFORNIA
FRACCION B PARCELA 29
PARCELA 30

MICROLOCALIZACION

CUADRO DE CONSTRUCCION

LADO		RUMBO	DISTANCIA	V	COORDENADAS	
EST	PV				Y	X
				20	2,024.4734	1,992.7578
20	21	S 00°44'38.87" E	309.604	21	1,714.8951	1,996.7787
21	22	N 87°27'23.69" E	254.930	22	1,726.2080	2,251.4576
22	23	S 03°51'38.95" W	24.184	23	1,702.0792	2,249.8292
23	24	S 26°21'34.50" E	887.022	24	907.2855	2,643.6697
24	26	S 54°37'15.49" W	562.783	26	581.4437	2,184.8102
26	27	N 77°45'17.41" W	2,103.466	27	1,027.5788	129.2001
27	28	N 43°20'35.45" E	490.781	28	1,384.5022	466.0559
28	29	S 88°39'43.05" E	554.853	29	1,371.5455	1,020.7675
29	30	S 76°19'53.24" E	250.870	30	1,312.2637	1,264.5326
30	31	N 13°40'06.38" E	100.000	31	1,409.4319	1,288.1630
31	32	N 76°19'53.24" W	250.870	32	1,468.7137	1,044.3978
32	33	N 86°07'52.98" W	540.060	33	1,505.1509	505.5682
33	34	N 06°58'57.62" E	301.510	34	1,804.4242	542.2225
34	20	N 81°22'25.98" E	1,467.131	20	2,024.4734	1,992.7578

SUPERFICIE = 2,176,997.265 m2

PLANO QUE MUESTRA UNA PORCION DE TERRENO CORRESPONDIENTE A LA FRACCION B DE LA PARCELA 29 Z-0 P-1, UBICADA EN EL EJIDO 18 DE MARZO, MUNICIPIO DE ENSENADA, B.C.

PROPIETARIO: SR. JOSE ANGEL NUÑEZ COTÁ

ESCALA: ESCALA 1 / 7,500

ELABORADO POR:
INGENIERIA INTEGRAL DE B.C., S.A. DE C.V.
ING. MARCOS OSUNA MACKLISH
TEL. 01 (646) 177-29-22

PERITO:
ING. MARCOS OSUNA MACKLISH
CED. PROF. No. 2 657,440
PERITO No. 57

SUPERFICIE: 217-69-97.265 Ha.

FECHA: NOVIEMBRE DEL 2010